Exhibit 10.3

Second Amendment
To the
License, Supply., Marketing, Distribution And Collaboration Agreement

This Second Amendment effective as of June 30, 2004 (the “Second Amendment”), amends the License, Supply, Marketing, Distribution And Collaboration Agreement by and between Upsher-Smith Laboratories (“USL”) and Orion Corporation (“Orion”) effective as of November 24, 2003, as amended by the First Amendment (the “First Amendment”) dated effective May 20, 2004 (the License, Supply, Marketing, Distribution and Collaboration Agreement, as amended, being referred to as the “Agreement”).

Section 8.8 of the Agreement (entitled “Pharmacovigilance”), as amended, provides that “as soon as reasonably possible, the drug safety departments of both Parties shall meet and determine the approach to be taken for the collection, review, assessment, tracking and filing of information related to adverse events associated with the Product, which approach shall be documented in a Schedule 5 to this Agreement to be finalized and attached to, and incorporated in, this Agreement not later than July 1, 2004.” (All capitalized terms not defined in this Second Amendment shall have the meaning given in the Agreement.) The Parties are continuing to work in good faith on completing Schedule 5, but require additional time to do so. The parties now anticipate that Schedule 5 will be finalized and ready for execution on or before August 31, 2004, and wish to amend the Agreement to provide such additional time for the finalization and execution of Schedule 5.

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Orion and USL agree to amend the Agreement as follows:

1.                                      Section 8.8 is amended to delete the words in Section 8.8 “not later than July 1, 2004” and to insert in their place the words “not later than August 31, 2004.”

2.                                      Except as expressly provided i n t his Second Amendment, the Agreement s hall remain unchanged and in full force and effect.

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IN WITNESS ‘WHEREOF, the Parties’ duly authorized representatives hereto have executed this Amendment as of the day and year first above written.

SIGNATURES

Signed		Signed
ORION CORPORATION		UPSHER-SMITH LABORATORIES, INC.
By		By

/s/ Timo Lappalainen	/s/ Hannu Wennonen	/s/ Mark S. Robbins
Signature	Signature	Signature

Timo Lappalainen	Hannu Wennonen	Mark. S. Robbins
Name	Name	Name

Senior Vice President	Director	Vice President
Title	Title	Title
(Authorized Officer)	(Authorized Officer)	(Authorized Officer)